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                                                               EXHIBIT NO. 99.3
                                    FORM OF

                             ---------------------
                               SHARE CERTIFICATE
                             ---------------------

                                  [FUND NAME]
                    ORGANIZED AS A BUSINESS TRUST UNDER THE
                   LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
THIS CERTIFIES THAT

is the registered holder of

 FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST WITHOUT PAR VALUE,
             OF THE TRUST OR SERIES OF THE TRUST IDENTIFIED ABOVE, transferable only on the books of the Trust, by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. The aforesaid holder is entitled to require the Trust to purchase all or any part of the Shares represented by this Certificate at net asset value, all as more fully set forth on the reverse of this Certificate. This Certificate is not valid until countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer and its seal to be hereunto affixed.
Dated:

                                                  COUNTERSIGNED
                                                  MFS Service Center, Inc.
                                                    (Boston, MA) Transfer Agent

                  CHAIRMAN

                                      SEAL

                  TREASURER                   BY:
                                                  -----------------------------
                                                  AUTHORIZED SIGNATURE

157136

CERTIFICATE NO.                             SHARES

ACCOUNT NO.           ALPHA CODE            DEALER NO.             CHAIRMAN

TRADE DATE:                                 CONFIRM DATE
                                                                   ------------

                                            CHANGE NOTICE: IF THE ABOVE
                                            INFORMATION IS INCORRECT OR
                                            MISSING, PLEASE PRINT THE CORRECT
                                            INFORMATION BELOW, AND RETURN TO:

                                                   MFS SERVICE CENTER, INC.
                                                   P.O. BOX 2281
                                                   BOSTON, MA 02107-9906

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                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------

                                             IDENT. OR SOC. SEC. NO.:
                                                                      ----------

       THE REGISTERED HOLDER OF THIS CERTIFICATE IS ENTITLED TO ALL THE RIGHTS, INTEREST AND PRIVILEGES OF A SHAREHOLDER AS PROVIDED BY THE DECLARATION OF TRUST AND BY-LAWS OF THE TRUST, AS AMENDED, WHICH ARE INCORPORATED BY REFERENCE HEREIN. IN PARTICULAR THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE BY THE HOLDER, IN PERSON OR BY HIS DULY AUTHORIZED ATTORNEY, BUT ONLY ON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED AND WHEN THE TRANSFER IS MADE ON THE BOOKS OF THE TRUST.

       THE HOLDER OF THIS CERTIFICATE, AS PROVIDED IN SAID DECLARATION OF TRUST AND BY-LAWS, AS AMENDED, SHALL NOT IN ANY WISE BE PERSONALLY LIABLE FOR ANY DEBT, OBLIGATION OR ACT OF TRUST.

       ANY SHAREHOLDER DESIRING TO DISPOSE OF HIS SHARES MAY DEPOSIT HIS CERTIFICATE, DULY ENDORSED IN BLANK OR ACCOMPANIED BY AN INSTRUMENT OR TRANSFER EXECUTED IN BLANK, AT THE OFFICE OF MFS SERVICE CENTER, INC. OR ANY SUCCESSOR TRANSFER AGENT OF THE TRUST, TOGETHER WITH AN IRREVOCABLE OFFER IN WRITING TO SELL THE SHARES REPRESENTED THEREBY AT THE NET ASSET VALUE THEREOF AND THE TRUST WILL THEREAFTER PURCHASE SAID SHARES FOR CASH AT NET ASSET VALUE. THE COMPUTATION OF NET ASSET VALUE, THE LIMITATIONS UPON THE DATE OF PAYMENT AND PROVISIONS DEALING WITH SUSPENSION OF THIS RIGHT IN CERTAIN EMERGENCIES ARE FULLY DESCRIBED IN SAID DECLARATION OF TRUST AND BY-LAWS, AS AMENDED.

       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

       THE SIGNATURE(S) MUST BE GUARANTEED IN ACCORDANCE WITH A CURRENT PROSPECTUS OF THE TRUST.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM -  as tenants in common
       TEN ENT -  as tenants by the entireties
       JT TEN  -  as joint tenants with right of survivorship
                  and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ____ Custodian ____
                                  (Cust)       (Minor)

under Uniform Gift/Transfer to Minors Act

    -------------------------------------
                 (State)

     Additional abbreviations may also be used though no in the above list.

FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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  Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint


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  Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

         Dated,
                -------------------------
                                              ---------------------------------
                                                           Owner

                                              ---------------------------------
                                                Signature of Co-Owner, if any

                 IMPORTANT        BEFORE SIGNING, READ AND COMPLY CAREFULLY WITH
                                  NOTICE PRINTED ABOVE.

Signature(s) guaranteed by:


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